Exhibit 10.6.6

FIFTH AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT

This FIFTH AMENDMENT OF VENTURE LOAN AND SECURITY AGREEMENT (this “Agreement”), effective and dated as of November 1, 2013, is entered into by and between Xtera Communications, Inc., a Delaware corporation (“Xtera” or “Borrower”) and Horizon Funding Trust 2013-1 (“Horizon Trust”), as assignee of Horizon Technology Finance Corporation, a Delaware corporation (“Horizon” and collectively with Horizon Trust, “Lender”).

RECITALS

A. Xtera and Lender are parties to a certain Venture Loan and Security Agreement dated as of May 10, 2011, as amended from time to time (as amended, the “Loan Agreement”) pursuant to which Lender, among other things, has (i) provided certain loans to Xtera as evidenced by (1) a certain Secured Promissory Note (Loan A) executed by Xtera in favor of Lender, dated as of May 10, 2011, in the original principal amount of Ten Million Dollars ($10,000,000) (the “Loan A Note”) and (2) a certain Secured Promissory Note (Loan B) executed by Xtera in favor of Lender, dated as of December 27, 2011, in the original principal amount of Two Million Dollars ($2,000,000) (the “Loan B Note” and together with the Loan A Note, the “Notes”), and (ii) been granted a security interest in all assets of Xtera, including Intellectual Property (as defined in the Loan Agreement).

B. Horizon transferred all right, title and interest in and to the Notes to Horizon Funding 2013-1 LLC (“Funding”) on or about June 28, 2013.

C. Funding subsequently sold all right, title and interest in and to the Notes to Horizon Trust on or about June 28, 2013.

D. Xtera has now requested that Lender amend the Loan Agreement to revise the repayment schedule with respect to the Notes.

E. Lender is willing to grant such request, but only to the extent, and in accordance with the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Co-Borrowers and Lender hereby agree as follows:

1.	Definitions; Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Loan Agreement shall have the respective meanings given to those terms in the Loan Agreement. Other rules of construction set forth in the Loan Agreement, to the extent not inconsistent with this Agreement, apply to this Agreement and are hereby incorporated by reference.

2.	Amendments to Loan Agreement.

(a)	Borrower and Lender hereby agree that definition of “Loan A Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

““Loan A Maturity Date” means July 1, 2015, or if earlier, the date of acceleration of all Obligations outstanding with respect to Loan A following an Event of Default or the date of prepayment, whichever is applicable.”

(b)	Borrower and Lender hereby agree that definition of “Loan B Maturity Date” in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

““Loan B Maturity Date” means February 1, 2016, or if earlier, the date of acceleration of all Obligations outstanding with respect to Loan B following an Event of Default or the date of prepayment, whichever is applicable.”

(c)	Borrower and Lender hereby agree that Section 2.2(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Late Payment Fee. If any Scheduled Payment due from Borrower on or before February 1, 2014 is not made when due hereunder, Borrower shall, in addition to making such Scheduled Payment, pay to Lender a late payment fee equal to six percent (6%) of such Scheduled Payment. If any Scheduled Payment due from Borrower on or after March 1, 2014 is not made when due hereunder. Borrower shall, in addition to making such Scheduled Payment pay to Lender (i) if such Scheduled Payment is made prior to the first calendar day of the month immediately following the calendar month in which such Scheduled Payment is due, a late payment fee equal to six percent (6%) of such Scheduled Payment, or (ii) if such Scheduled Payment is made on or after the first calendar day of the month immediately following the calendar month in which such Scheduled Payment is due, a late payment fee equal to the lesser of (i) One Hundred Thousand Dollars ($100,000) or (ii) the product of (a) 0.5 multiplied by (b) the total amount of the Scheduled Payment that was not made when due.”

(d)	Borrower and Lender hereby agree that Section 2.3(b) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Optional Prepayment. Upon ten (10) Business Days’ prior written notice to Lender, Borrower may, at its option, at any time, prepay all, and not less than all, of the Loans in full by paying to Lender an amount equal to (i) all accrued and unpaid Scheduled Payments with respect to the Loans due prior to the date of prepayment; (ii) any accrued and unpaid interest on the outstanding principal amount of the Loans, (iii) an amount equal to (A) if the Loans are prepaid within twenty-two (22) months from the Funding Date, four (4%) percent of the then outstanding principal balance of the Loans, (B) if the Loans are prepaid more than twenty-two (22) months from the Funding Date but less than thirty-four (34) months from the Funding Date, three (3%) percent of the then outstanding principal balance of the Loans, or (C) if the Loans are prepaid more than thirty-four (34) months from the Funding Date but prior to the Maturity Date, one (1%) percent of the then outstanding principal balance of the Loans, (iv) the outstanding principal balance of the Loans, and (iv) all other sums, if any, that shall have become due and payable hereunder. Except as set forth in this Section 2.3, the Loans may not be prepaid.”

(e)	Borrower and Lender hereby agree that the following language is added to the Loan Agreement as Section 2.6(g).

“Loan A Final Payment. Borrower shall pay to Lender a payment in the amount of One Million Four Hundred Seventy-Seven Thousand Forty-One and 31/100 Dollars ($1,477,041.31) (the “Loan A Final Payment”) upon the earlier of (i) payment in full of the principal balance of Loan A, (ii) an Event of Default and demand by Lender of payment in full of Loan A or (iii) on the Loan A Maturity Date, as applicable.”

(f)	Borrower and Lender hereby agree that the following language is added to the Loan Agreement as Section 2.6(h).

“Loan B Final Payment. Borrower shall pay to Lender a payment in the amount of Two Hundred Seventy-Two Thousand Nine Hundred Fifty-Eight and 44/100 Dollars ($272,958.44) (the “Loan B Final Payment”) upon the earlier of (i) payment in full of the principal balance of Loan B, (ii) an Event of Default and demand by Lender of payment in full of Loan B or (iii) on the Loan B Maturity Date, as applicable.”

3.	Amendment to Notes. The Notes are hereby amended and restated in their entirety as set forth in Exhibit A and Exhibit B attached hereto and made a part hereof (the “Second Amended and Restated Notes”).

4.	Conditions to Effectiveness. Lender’s consent and agreement contained herein is expressly conditioned on the following:

(a)	Borrower executing and delivering to Lender an executed copy of this Agreement;

(b)	Borrower executing and delivering to Lender the Second Amended and Restated Notes; and

(c)	Borrower reimbursing Lender for its legal fees incurred in connection with the drafting and negotiation of this Agreement in the sum of Five Thousand Dollars ($5,000).

5.	Effect of Agreement. On and after the date hereof, each reference to the Loan Agreement in the Loan Agreement or in any other document shall mean the Loan Agreement as amended by this Agreement. Except as expressly provided hereunder, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power, or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement. Except to the limited extent expressly provided herein, nothing contained herein shall, or shall be construed to (nor shall the Borrower ever argue to the contrary) (i) modify the Loan Agreement or any other Loan Document (ii) modify, waive, impair, or affect any of the covenants, agreements, terms, and conditions thereof, or (iii) waive the due keeping, observance and/or performance thereof, each of which is hereby ratified and confirmed by the Borrower. Except as expressly amended herein, the Loan Agreement remains in full force and effect.

6.	Headings. Headings in this Agreement are for convenience of reference only and are not part of the substance hereof.

7.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut without reference to conflicts of law rules.

8.	Counterparts. This Agreement may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

9.	Integration. This Agreement and the Loan Documents constitute and contain the entire agreement of Borrower and Lender with respect to their respective subject matters, and supercede any and all prior agreements, correspondence and communications.

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IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be executed as of the day and year first above written.

BORROWER:

XTERA COMMUNICATIONS, INC.

By:	/s/ Jon R. Hopper
Name: Jon R. Hopper
Title: President & CEO

LENDER:

HORIZON FUNDING TRUST 2013-1
By:	Horizon Technology Finance Corporation,
its agent

By:
Gerald A. Michaud
President